UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

WHOLE FOODS MARKET, INC.
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	0-19797 (Commission File Number)	74-1989366 (IRS employment identification no.)

550 Bowie Street
Austin, Texas  78703
(Address of principal executive offices)

Registrant's telephone number, including area code
512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 8, 2011 the Company’s Board of Directors declared a dividend of $0.10 per share, payable September 29, 2011 to shareholders of record at the close of business on September 19, 2011.

Furthermore, the Company hereby discloses that for the third quarter of fiscal year 2011, new store contribution as a percentage of sales was 7%.  In the third quarter of fiscal year 2011, new stores included the last 15 stores the Company opened.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. None

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date: September 8, 2011	By: /s/ Glenda Flanagan
Glenda Flanagan,
Executive Vice President
and Chief Financial Officer